                                                                               .
                                                                               .
                                                                               .
                                                                     EXHIBIT 21

                     SUBSIDIARIES OF DELTA AIR LINES, INC.

                                                               JURISDICTION OF
                                                              INCORPORATION OR
             NAME OF SUBSIDIARY                                 ORGANIZATION
             ------------------                               ----------------

        Aero Assurance Ltd.                                       Vermont

        ASA Holdings, Inc.                                        Georgia

        Atlantic Southeast Airlines, Inc.                         Georgia

        CMD, Ltd.                                                  Cayman

        Comair Acquisition Co., Inc.                              Michigan

        Comair Capital Markets, Inc.                              Delaware

        Comair Holdings, Inc.                                     Kentucky

        Comair, Inc.                                                Ohio

        Comair Services, Inc.                                     Kentucky

        Crown Rooms, Inc.                                          Nevada

        Crown Rooms of Texas, Inc.                                 Texas

        DAL Aircraft Trading, Inc.                                Delaware

        DAL Funding, LLC                                          Delaware

        DAL Global Services, Inc.                                 Delaware

        DAL Hospitality Services Ltd.                              Canada

        DAL Moscow, Inc.                                          Delaware

        DAL Receivables, LLC                                      Delaware

        DASH Management, Inc.                                     Delaware

        Delta AirElite Business Jets, Inc.                        Kentucky

        Delta Air Lines, Inc. and Pan American World
        Airways, Inc. - Unterstutzungskasse GMBH                  Germany

                                                               JURISDICTION OF
                                                              INCORPORATION OR
             NAME OF SUBSIDIARY                                 ORGANIZATION
             ------------------                               ----------------

        Delta Air Lines Receivables Corporation                    Delaware

        Delta Air Technology, Ltd.                              United Kingdom

        Delta Connection Academy, Inc                              Florida

        Delta Benefits Management, Inc.                            Delaware

        Delta Corporate Identity, Inc                              Delaware

        Delta Connection, Inc.                                     Delaware

        Delta Grantor Trust                                        New York

        Delta Loyalty Management Services, Inc.                    Delaware

        Delta Technology, Inc.                                     Georgia

        Delta Ventures III, Inc.                                   Delaware

        Epsilon Trading, Inc.                                      Delaware

        Guardant, Inc.                                             Delaware

        Kappa Capital Management, Inc.                             Delaware

        New Sky, Ltd.                                              Bermuda

        Song Airways, LLC                                          Delaware

        Omicron Reservations Management, Inc.                      Delaware

        Theta Services, LLC                                        Georgia

        TransQuest Holdings, Inc.                                  Georgia

         None of Delta's subsidiaries do business under any names other than their corporate names.


                                       2